                                                                      Exh. 10.35

                                                               EXECUTION VERSION

                     CONSENT, WAIVER, COLLATERAL RELEASE AND
                           AMENDMENT AGREEMENT NO. 5A

     This Consent, Waiver, Collateral Release and Amendment Agreement No. 5A, dated as of September 3, 2003 (this "Agreement"), is among the Persons that have executed this Agreement (the "Parties"). Capitalized terms used, but not defined, in this Agreement are used as defined in the Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002, by Waiver and Amendment Agreement No. 2, dated as of February 14, 2003, by Amendment Agreement No. 3, dated as of June 1, 2003, and by Waiver and Amendment Agreement No. 4, dated as of July 11, 2003 (the "Lease").

                                    RECITALS

     A. The Lessee has informed the Agent that it intends to sell its Florida broadline foodservice operations and nine Smart & Final stores located in Florida (the "Florida Stores") to GFS Holding Inc., a Michigan corporation ("GFS"), and certain of GFS's subsidiaries for a total purchase price of approximately $28 million in cash and the assumption of approximately $30 million of lease liabilities with respect to eight of the nine Florida Stores. The transaction will be structured as a sale of the stock of Henry Lee Company and a sale or sublease, as applicable, of the Florida Stores and the assets comprising the Orlando, Florida foodservice unit, and will also include the sale of the two Properties located in Florida (the "Florida Properties") for approximately $14,340,000 (the transactions described in this Recital, collectively, the "Sale Transaction"). The assets to be sold in the Sale Transaction (the "Sale Assets") are set forth on Annex A (attached to and incorporated into this Agreement).

     B. The Lessee has further informed the Agent that the stock of Okun Produce International, Inc., Henry Lee Export Corporation and HL Holding Corporation, each a Subsidiary of Henry Lee Company, will be transferred to American Foodservice Distributors before the Sale Transaction is consummated.

     C. The Lessee has also informed the Agent that on August 16, 2003, it closed the other five of its 14 stores located in Florida and two additional non-operating properties located in Florida (collectively, the "Closed Florida Stores"), all of which are identified on Annex B (attached to and incorporated into this Agreement). The Lessee intends to find replacement tenants to assume the leases with respect to the Closed Florida Stores or otherwise dispose of the Closed Florida Stores on an indeterminate date.

     D. Lessee has informed the Agent that it intends to replace the Florida Properties Lease with one or more unidentified Replacement Properties on a later date in accordance with Section 11.2 of the Lease. Lessee's right to invoke a substitution is subject to the consent of the Majority Secured Parties and several other conditions and requirements, including a limit on the value of the Properties being replaced of $5 million aggregate over the Term, a time limit of 60 days after the date the Properties being replaced are sold for Lessee to close the purchase of

Replacement Properties, delivery of notice 90 days in advance accompanied by an Officer's Certificate stating appropriate reasons for the transfer and for the Replacement Closing Date to occur after the date the Properties being replaced are sold.

     E. Lessee has also informed the Agent that it has not identified any proposed Replacement Properties and that it needs 180 days to replace the Florida Properties. Section 11.2 requires that the Majority Secured Parties must consent to the substitution of any Replacement Property, sets forth numerous conditions precedent and requirements for any Replacement Property, and provides that if the Replacement Closing Date does not occur by the date specified by Lessee (which must be within the applicable time limit), Lessor may either (i) apply the funds from the sale of the Properties that were to have been replaced, plus any applicable Termination Value and Prepayment Fees, to pay down the Loan and the Holder Advance or (ii) hold the funds as security for Lessee's obligations under the Lease.

     F. Section 28.3(d) of the Lease prohibits sales of assets by the Credit Parties except under certain circumstances. Under Section 28.3(d)(iii), the Credit Parties may sell assets if the purchase price for the assets being sold is paid solely in cash (the "Cash Requirement") and the aggregate purchase price paid to all Credit Parties for all assets sold by the Credit Parties during the same Fiscal Year does not exceed $7.5 million and $15 million during the Term (the "Proceeds Limitation"). The Sale Transaction would violate Section 28.3(d) and the disposition of the Closed Florida Stores may violate Section 28.3(d).

     G. The Lessee has requested that the applicable Financing Parties, and, subject to the terms and conditions of this Agreement, the applicable Financing Parties desire to, (i) consent to the Sale Transaction, including the sale of the Florida Properties, and the release of Henry Lee Company from all of its obligations under the Operative Agreements, (ii) consent to the stock transfers described in Recital B, (iii) consent to the disposition of the Closed Florida Stores, (iv) extend the 60-day limit for acquiring Replacement Properties to replace the Florida Properties to 180 days, (v) waive, with respect to the sale of the Florida Properties, (A) the 90-day advance notice requirement, (B) receipt of an Officer's Certificate setting forth the important business considerations requiring the sale of the Florida Properties and the reasons why the Replacement Properties will not be purchased at the same time, and (C) the $5 million limit set forth in Section 11.2, (vi) waive the Cash Requirement and the Proceeds Limitation of Section 28.3(d) in connection with the Sale Transaction and the disposition of the Closed Florida Stores, and (vii) release the Liens granted to the Agent under the Security Documents with respect to the Sale Assets (including the Mortgages on the Florida Properties).

     NOW, THEREFORE, for good and valuable consideration received, the Parties agree as follows.

     1. Section References. Unless otherwise expressly stated, all section references in this Agreement refer to sections of the Lease.

     2. Consents. The Lenders and the Holder consent to:

          (a) the Sale Transaction, including the sale of the Florida Properties for the purpose of substituting for them Replacement Properties at a later date not more than 180 days following the closing date of the Sale Transaction;

          (b) the release of Henry Lee Company from its obligations under the Operative Agreements;

          (c) the transfer of the stock of Okun Produce International, Inc., Henry Lee Export Corporation and HL Holding Corporation, each a Subsidiary of Henry Lee Company, to American Foodservice Distributors;

          (d) the disposition of the Closed Florida Stores; and

          (e) the release of all Liens on the Sale Assets in accordance with
Section 5 of this Agreement.

     3. Waivers. The A-2 Lenders, the B Lenders and the Holder waive:

          (a) the 60-day limit under Section 11.2(a) for the Replacement Closing Date to occur and extend the limit by another 120 days, so Lessee now has until the 180th day after the date on which sale of the Florida Properties occurs to close its purchase of Replacement Properties under Section 11.2;

          (b) the 90-day advance notice requirement and the $5 million limit set forth in Section 11.2(a), in each case only as to the sale and replacement of the Florida Properties;

          (c) with respect to the sale of the Florida Properties, receipt of an Officer's Certificate setting forth the important business considerations requiring the sale of the Florida Properties and the reasons why the Replacement Properties will not be purchased at the same time; and

          (d) the Cash Requirement and the Proceeds Limitation of Section 28.3(d) in connection with the Sale Transaction and the disposition of the Closed Florida Stores.

     4. Lessee's Agreements and Acknowledgments. Lessee acknowledges and agrees to all matters approved or waived by the Lenders and the Holder, as applicable, in Sections 2 and 3 of this Agreement and further acknowledges that the foregoing consents and waivers do not address any consent rights, conditions or requirements related to any property that Lessee may propose to substitute for the Florida Properties.

     5. Release of Collateral. On the date that the later of the following two events occurs: (i) consummation of the Sale Transaction and (ii) satisfaction of the conditions precedent set forth in Section 6 of this Agreement (the "Release Date"), Agent shall release its Liens on the Sale Assets. On the Release Date, the Agent shall, at the expense of the Lessee, promptly return to the Lessee any instruments, certificates and other documents only to the extent that they evidence a Lien on the Sale Assets and not on any other assets. In addition, effective on the

Release Date, the Agent authorizes the Lessee and its agents or representatives to file such documents or instruments, including terminations of the UCC Financing Statements filed against Henry Lee Company, as the Lessee considers necessary to evidence, effect or confirm the release and termination of all Liens created under the Security Documents only with respect to the Sale Assets.

     6. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent.

          (a) Certain Documents. The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

               (i) Amendment Documents. This Agreement, duly executed by Lessee and each Guarantor and any other instrument, document or certificate required by the Agent to be executed or delivered by Lessee or any other Person in connection with this Agreement, duly executed by them (collectively, the "Amendment Documents");

               (ii) Copies of Sale Documents. True and correct copies of the stock and asset purchase agreements and any other agreements, documents or instruments executed in connection with the Sale Transaction;

               (iii) Consent of Required Secured Parties. Each Lender and the Holder shall have executed and delivered this Agreement with respect to the release of Henry Lee Company described in Section 2(b) of this Agreement, and the Majority Secured Parties shall have executed and delivered this Agreement for all other purposes;

               (iv) Amendment to Lessee Credit Agreement. Evidence to the Agent's satisfaction that the Sale Transaction has been approved by, and that appropriate waivers and releases have been obtained from, the lenders and the administrative agent under the Lessee Credit Agreement; and

               (v) Additional Information. Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

          (b) Sale Proceeds. The proceeds from the sale of the Florida Properties and any other amounts required by Section 11.2(d) to be held as collateral for the obligations of the Lessee under the Lease and used to purchase Replacement Properties shall have been deposited with the Owner Trustee.

          (c) Fees. In consideration of the waiver granted under Section 3(a) of this Agreement, (i) each A-2 Lender and each B Lender who executes and delivers this Agreement by 5:00 p.m. (EDT) on September 3, 2003 shall have received an amendment fee of 0.10% of its Commitment, and (ii) the Holder shall have received an amendment fee of 0.10% of its Holder Commitment if it executes and delivers this Agreement by the same time.

          (d) Representations and Warranties. The representations and warranties contained in this Agreement and in the Lease shall be true and correct as of, and as if made on, the date hereof (except for those that by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of the earlier date).

          (e) Corporate Proceedings Satisfactory. All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed or delivered pursuant to it, and all legal matters incident thereto, shall be satisfactory to the Agent.

          (f) No Lease Default or Lease Event of Default. No Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to this Agreement.

     7. Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and all other Amendment Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Credit Party and will not violate any Credit Party's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, that by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of the earlier date), (c) no Lease Default or Lease Event of Default has occurred and is continuing, and
(d) the Lease (as amended by this Agreement) and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with their terms.

     8. Survival of Representations and Warranties. All representations and warranties made by any Credit Party in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Agent and the Secured Parties to rely upon them.

     9. Costs and Expenses. The Lessee shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

     10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES.

     11. Execution. This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A Party's delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     12. Limited Effect. This Agreement relates only to the specific matters it covers, shall not be considered to be a waiver of any other rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to grant similar waivers or execute any amendments under the same or similar circumstances in the future.

     13. Ratification By Guarantors. Each Guarantor consents to this Agreement, and each Guarantor (other than Henry Lee Company) acknowledges that its guaranty remains in full force and effect without any modification.

     14. Certain Waivers. Each Credit Party agrees that none of the Financing Parties shall be liable under a claim of, and waives any claim against any Financing Party based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress, defamation and breach of fiduciary duty) as a result of any discussions or actions taken or not taken by any Financing Party on or before the date hereof, the discussions conducted pursuant hereto, or any course of action taken by any Financing Party in response thereto or arising therefrom. This Section 14 shall survive the execution and delivery of this Agreement and the expiration or termination of the Lease.

                            [Signature Pages Follow]

LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1


By: /s/ Val T. Orton
    -----------------------------------
Name: Val T. Orton
Title: Vice President


LESSEE:
Smart & Final Inc.


By: /s/ Richard N. Phegley               By:
    -----------------------------------      -----------------------------------
Name: Richard N. Phegley                 Name:
Title: Senior Vice President &                 ---------------------------------
       Chief Financial Officer           Title:
                                                --------------------------------

      [Consent, Waiver, Collateral Release and Amendment Agreement No. 5A]

A-2 LENDER, B LENDER AND AGENT:
Fleet Capital Corporation


By: /s/ Renay McLeish
    -----------------------------------
Name: Renay McLeish
Title: Vice President


A-2 LENDER:
GMAC Commercial Finance, LLC,
successor by merger to GMAC Business Credit, LLC


By: /s/ David W. Berry
    -----------------------------------
Name: David W. Berry
Title: Vice President


A-2 LENDER:
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland," New York Branch


By: /s/ Ian Reece                        By: /s/ Jessalyn Peters
    -----------------------------------      -----------------------------------
Name: Ian Reece                          Name: Jessalyn Peters
Title: Managing Director                 Title: Executive Director


A-2 LENDER:
Natexis Banques Populaires


By: /s/ Nicolas Regent                   By: /s/ Pieter J. van Tulder
    -----------------------------------      -----------------------------------
Name: Nicolas Regent                     Name: Pieter J. van Tulder
Title: Vice President Multinational      Title: Vice President And Manager
                                                Multinational Group


A-2 LENDER:
BNP Paribas


By: /s/ Sean T. Conlon                   By: /s/ Tjalling Terpstra
    -----------------------------------      -----------------------------------
Name: Sean T. Conlon                     Name: Tjalling Terpstra
Title: Managing Director                 Title: Director

      [Consent, Waiver, Collateral Release and Amendment Agreement No. 5A]

B LENDER:
Transamerica Equipment Financial Services Corporation


By: /s/ James R. Bates
    -----------------------------------
Name: James R. Bates
Title: Vice President

      [Consent, Waiver, Collateral Release and Amendment Agreement No. 5A]

HOLDER:
Casino USA, Inc.


By: /s/ Etienne Snollaerts
    -----------------------------------
Name: Etienne Snollaerts
Title: Director

      [Consent, Waiver, Collateral Release and Amendment Agreement No. 5A]

GUARANTOR:
American Foodservice Distributors


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Stores Corporation


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Oregon, Inc.


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Port Stockton Food Distributors, Inc.


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance


GUARANTOR:
Henry Lee Company


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance

      [Consent, Waiver, Collateral Release and Amendment Agreement No. 5A]

GUARANTOR:
Amerifoods Trading Company


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Casino Frozen Foods, Inc.


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
FoodServiceSpecialists.Com, Inc.


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Okun Produce International, Inc.


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
HL Holding Corporation


By: /s/ Richard N. Phegley
    -----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer

      [Consent, Waiver, Collateral Release and Amendment Agreement No. 5A]

                                     ANNEX A
                                   SALE ASSETS

1. Residual collateral interest in two Properties: (i) a freezer facility located at 2850 N.W. 120th Terrace, Miami, FL (which includes the 1.38 acre parking lot located at N.W. 125th Street and 3rd Avenue); and (ii) a store property located at 2573 North Federal Highway, Ft. Lauderdale, FL.

2. Common stock of Henry Lee Company and all of its assets and liabilities, including accounts receivable, inventory, fixtures and equipment, and operating leases. There is no owned real estate. The principal leased real estate is located at: (i) 3301 N.W. 125th Street, Miami, FL, Lots 158 through 176; (ii) 3305 N.W. 125th Street, Miami, FL, Lots 177 through 179; and (iii) 11150 N.W. 32nd Avenue, Miami, FL.

3. Assets and liabilities of the Orlando, Florida foodservice business including accounts receivable, inventory, fixtures and equipment, tradenames, and operating leases. There is no owned real estate. The principal leased real estate is located at 2450 Shrader Avenue, Orlando, FL.

4. Assets and liabilities of nine operating Smart & Final stores in Florida including accounts receivable, inventory, fixtures and equipment, and operating leases. There is no owned real estate. The principal leased real estate is located at: (i) 8000 N.E. 5th Avenue, Miami, FL; (ii) 101 South State Road 7, Hollywood, FL; (iii) 3333 North State Road 7, Lauderdale Lakes, FL; (iv) 2299 S.W. 8th Street, Miami, FL; (v) 1661 Gulf-to-Bay Boulevard, Clearwater, FL; (vi) 3131 Fourth Street, St. Petersburg, FL;
     (vii) 5600 West Flagler Street, Miami, FL; (viii) 2508 North Roosevelt Boulevard, Key West, FL; and (ix) 2573 North Federal Highway, Ft. Lauderdale, FL (which is also a Property identified in item no. 1 above).

                                     ANNEX B
                              CLOSED FLORIDA STORES

1. Assets and liabilities of seven non-operating Smart & Final store properties in Florida including any residual accounts receivable, inventory, fixtures and equipment, and operating leases. There is no owned real estate. The leased real estate is located at: (i) 18351 NW 27th Avenue, Carol City, FL; (ii) 775 West 49th Street, Hialeah, FL; (iii) 7500 West Commercial Blvd., Lauderhill, FL; (iv) 8746 Bird Road, Miami, FL; (v) 12955 Kendall Drive, Miami, FL; (vi) 11350 Pines Boulevard, Pembroke Pines; and (vii) 2020 66th Street North, St. Petersburg, FL.